UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PERDOCEO EDUCATION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
PERDOCEO EDUCATION CORPORATION 2023 Annual Meeting Vote by May 24, 2023 11 :59 PM ET
PERDOCEO EDUCATION CORPORATION ATTN: JEFF WIGFIELD 1750 E. GOLF ROAD SCHAUMBURG, IL 60173

 You invested in PERDOCEO EDUCATION CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2023.

 Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote in Person at the Meeting* May 25, 2023 9:00 AM CDT
Point your camera here and
vote without entering a
control number
Perdoceo Education Corporation 1750 E. Golf Road Schaumburg, IL 60173

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors Nominees:
1a.	Dennis H. Chookaszian	For
1b.	Kenda B. Gonzales	For
1c.	Patrick W. Gross	For
1d.	William D. Hansen	For
1e.	Andrew H. Hurst	For
1f.	Gregory L. Jackson	For
1g.	Todd S. Nelson	For
1h.	Leslie T. Thornton	For
1i.	Alan D. Wheat	For

2.	Advisory Vote to approve executive compensation paid by the Company to its Named Executive Officers.	For

3.	Advisory Vote to recommend the frequency of holding future advisory votes to approve executive compensation paid by the Company to its Named Execution Officers.	Year

4.	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.	For

5.	Approval of an amendment to the Company’s Restated Certificate of Incorporation to limit liability of certain officers of the company.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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